UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 20, 2007
Forest City Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-4372	34-0863886

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Terminal Tower, 50 Public Square Suite 1100, Cleveland, Ohio	44113

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 216-621-6060
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement.
On December 20, 2007, Forest City Rental Properties Corporation (“FCRPC”), a wholly owned subsidiary of Forest City Enterprises, Inc. (the “Company”), requested KeyBank National Association (“KeyBank”) as Administrative Agent under the Amended and Restated Credit Agreement dated June 6, 2007 by and among FCRPC, KeyBank, National City Bank, as Syndication Agent, Bank of America, N.A. and LaSalle Bank National Association, as Co-Documentation Agents, and the various banks party thereto (the “Credit Agreement”) to increase the total availability under the revolving line of credit by $120,000,000 to $720,000,000 pursuant to Section 5.07(a) of the Credit Agreement. The increase in availability was effected by increasing the commitments of certain banks presently parties to the Credit Agreement and admitting two additional banks under the Credit Agreement.
Certain of the lenders under the Credit Agreement and their affiliates have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services for the Company and its subsidiaries for which they have received, and will receive, customary fees and expenses.
A copy of Exhibit A setting forth the total commitments under the Credit Agreement revised as of December 20, 2007 is included as Exhibit 10.1 and copies of the Additional Bank Assumption Agreements admitting the two additional banks under the Credit Agreement are attached as exhibits 10.2 and 10.3. The foregoing discussion is qualified in its entirety by reference to the full text of such exhibits, which are incorporated by reference herein.
Item 2.03 — Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The information required by Item 2.03 is included in Item 1.01 above and is incorporated by reference herein.
Item 9.01 — Financial Statements and Exhibits.
(d)  Exhibits

Exhibit
Number		Description

10.1	—	Exhibit A to the Amended and Restated Credit Agreement by and among Forest City Rental Properties Corporation, KeyBank National Association, as Administrative Agent, National City Bank, as Syndication Agent, Bank of America, N.A. and LaSalle Bank National Association, as Co-Documentation Agents, and the banks named therein, revised as of December 20, 2007.
10.2	—	Additional Bank Assumption Agreement by and among The Bank of New York, Forest City Rental Properties Corporation, and KeyBank in its capacity as administrative agent under the Credit Agreement.
10.3	—	Additional Bank Assumption Agreement by and among Wachovia Bank, N.A., Forest City Rental Properties Corporation, and KeyBank in its capacity as administrative agent under the Credit Agreement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FOREST CITY ENTERPRISES, INC.
By:	/s/ THOMAS G. SMITH
	Name:	Thomas G. Smith
	Title:	Executive Vice President, Chief Financial Officer and Secretary

Date: December 20, 2007

EXHIBIT INDEX

Exhibit
Number		Description

10.1	—	Exhibit A to the Amended and Restated Credit Agreement by and among Forest City Rental Properties Corporation, KeyBank National Association, as Administrative Agent, National City Bank, as Syndication Agent, Bank of America, N.A. and LaSalle Bank National Association, as Co-Documentation Agents, and the banks named therein, revised as of December 20, 2007.
10.2	—	Additional Bank Assumption Agreement by and among The Bank of New York, Forest City Rental Properties Corporation, and KeyBank in its capacity as administrative agent under the Credit Agreement.
10.3	—	Additional Bank Assumption Agreement by and among Wachovia Bank, N.A., Forest City Rental Properties Corporation, and KeyBank in its capacity as administrative agent under the Credit Agreement.